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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported) AUGUST 31, 2000

                          insci-statements.com, corp.
                          ---------------------------
              Exact name of Registrant as specified in its Charter)

                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

1-12966                                          06-1302773
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Commission File No.                              I.R.S. Employer Identification

TWO WESTBOROUGH BUSINESS PARK,
WESTBOROUGH, MA                                        01581
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Address of principal executive offices                 Zip Code

(508) 870-4000
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Registrant's telephone number,
including area code
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ITEM 5.     OTHER EVENTS
      On September 1, 2000, Ms. Susan Bergin, the Registrant's (the "Company") Controller, was appointed to the position of Chief Accounting Officer. Ms. Bergin joined the Company in 1998 as Controller. From 1992 to 1998, Ms. Bergin served in a range of financial positions with Marmaxx Group, a subsidiary of The TJX Companies, Inc., which is engaged in the retail business. At Marmaxx, Ms. Bergin worked in planning and analysis and managed the preparation of their multi-billion dollar budget.

      Effective August 31, 2000, Mr. Roger Kuhn, the Company's Chief Financial Officer, voluntarily resigned his position with the Company. Mr. Kuhn will pursue other interests and will continue to act as an independent financial consultant to the Company. Mr. Kuhn had no disagreements with any of the operations, policies or practices of the Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EXHIBITS

      A) Copy of Press Release dated September 1, 2000.

Dated:  Westborough, MA
        September 14, 2000,

                                    insci-statements.com, corp.
                                    ------------------------------
                                            (REGISTRANT)
                                    /s/ Susan Bergin
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                                    SUSAN BERGIN,
                                    Chief Accounting Officer